                                                                      EXHIBIT 24


                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, if deemed necessary or advisable by said attorney-in-fact, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Frederick L. Bollerer
                                        ----------------------------------------
                                        Frederick L. Bollerer

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, and John L. Davis, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.


                                        /s/ Linda A. Madrid
                                        ----------------------------------------
                                        Linda A. Madrid

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Timothy C. Coughlin
                                        ---------------------------------------
                                        Timothy C. Coughlin

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ John L. Davis
                                        ----------------------------------------
                                        John L. Davis

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.

                                        /s/ Joe L. Allbritton
                                        ---------------------------------------
                                        Joe L. Allbritton

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Barbara B. Allbritton
                                        ----------------------------------------
                                        Barbara B. Allbritton

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Robert L. Allbritton
                                        ----------------------------------------
                                        Robert L. Allbritton

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Calvin Cafritz
                                        ----------------------------------------
                                        Calvin Cafritz

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Charles A. Camalier, III
                                        ----------------------------------------
                                        Charles A. Camalier, III

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Ronald E. Cuneo
                                        ----------------------------------------
                                        Ronald E. Cuneo

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Floyd E. Davis, III
                                        ----------------------------------------
                                        Floyd E. Davis, III

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Jacqueline C. Duchange
                                        --------------------------------------
                                        Jacqueline C. Duchange

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Michela A. English
                                        --------------------------------------
                                        Michela A. English

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ James E. Fitzgerald
                                        ----------------------------------------
                                        James E. Fitzgerald

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Heather S. Foley
                                        ----------------------------------------
                                        Heather S. Foley

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ David J. Gladstone
                                        ----------------------------------------
                                        David J. Gladstone

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Lawrence I. Hebert
                                        ----------------------------------------
                                        Lawrence I. Hebert

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Timothy A. Lex
                                        ----------------------------------------
                                        Timothy A. Lex

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Leo J. O'Donovan, S.J.
                                        ----------------------------------------
                                        Leo J. O'Donovan, S.J.

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Steven B. Pfeiffer
                                        ----------------------------------------
                                        Steven B. Pfeiffer

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ John A. Sargent
                                        ----------------------------------------
                                        John A. Sargent

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 1997.



                                        /s/ Robert L. Sloan
                                        ----------------------------------------
                                        Robert L. Sloan

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ James W. Symington
                                        ----------------------------------------
                                        James W. Symington

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 1997.



                                        /s/ Jack Valenti
                                        ----------------------------------------
                                        Jack Valenti

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY

                                  ___________


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid, individually, as my true and lawful attorney-in-fact and agent to do any and all acts and to execute any and all instruments which said attorney-in-fact may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any regulations promulgated thereunder (the "Securities Act") by the Securities and Exchange Commission (the "Commission"), in connection with the registration, offering and sale under the Securities Act of up to 230,000 shares of Trust Preferred Securities, Series C liquidation preference $1,000.00 per share, by the Corporation's Delaware Business Trust, Riggs Capital II with an aggregate initial offering price of up to $230,000,000 and the registration, offer and sale of up to $230,000,000 aggregate initial offering price of the Corporation's Junior Subordinated Debentures, Series C (together with the Trust Preferred Securities the "Securities") or the offer and sale of such Securities pursuant to an exemption under Rule 144A or such other exemption under the Securities Act, including without limitation thereof, the full power and authority to sign my name as a director and/or officer of the Corporation to a Registration Statement on Form S-3 (the "Registration Statement") or such other form for the registration of the Securities as the Commission may require or said attorney-in-fact deem necessary or advisable regarding such Securities and to any amendment (including, without limitation, post-effective amendments) or supplements or a related registration statement to said Registration Statement or statements, to the prospectus or prospectuses or to the offering circular in the event the Securities are not registered with the Commission, and I hereby ratify and confirm all that said attorney-in-fact agents shall do or cause to be done, including any and all acts and things and any and all other instruments, documents or agreements, including but not limited to the Prospectus, the Indenture, the Trust Agreement, the Guarantee, the Expense Agreement, the Underwriting Agreement and any other letter, contract, document or agreement relating hereto which said attorneys-in-fact may deem necessary or advisable to enable the Corporation to accomplish and complete the transactions contemplated in the resolution approved by the board of directors of the Corporation and to withdraw any such filings or transactions if said attorney-in-fact deems such withdrawal appropriate.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1997.



                                        /s/ Eddie N. Williams
                                        ----------------------------------------
                                        Eddie N. Williams